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                                                                 EXHIBIT 10.29.7


                                   AMENDMENT

     Amendment No. 1 dated as of January 27, 1997 (this "Amendment") to that certain Registration Rights Agreement dated as of June 12, 1996 (the "Original Registration Rights Agreement") by and between Inland Resources Inc. (the "Issuer"), Smith Management Company, Inc. ("Smith Management"), Randall D. Smith, Jeffrey A. Smith and John W. Adams (Messrs. Smith, Smith and Adams are collectively referred to herein as the "Farmout Stockholders") (the Original Registration Rights Agreement, as amended by this Amendment, is referred to herein as the "Registration Rights Agreement"). Capitalized terms used in this Amendment without definition shall have the meanings ascribed to them in the Original Registration Rights Agreement.

     WHEREAS, Smith Management has previously assigned its rights under the Original Registration Rights Agreement to Pengo Securities Corp. ("Pengo"), the Issuer issued 950,000 shares of Series B Preferred Stock to Pengo and the Issuer desires to evidence its consent to such assignment by its execution and delivery of this Amendment;

     WHEREAS, Lake Trust has a credit facility with Energy Management Corporation ("EMC") and EMC in turn has a credit facility with First Union National Bank (the "Bank");

     WHEREAS, the parties wish to (i) correct an error contained in the Original Registration Rights Agreement and (ii) have the Issuer consent to (x) the assignment of the Farmout Stockholders' Rights under the Registration Rights Agreement to Lake Trust, (y) the assignment of Lake Trust's Rights thereunder to EMC and (z) the assignment of EMC's rights thereunder to the Bank.

     NOW THEREFORE, the parties agree as follows:

     1. Section 1 of the Original Registration Rights Agreement is amended by deleting the following language at the beginning of Section 1:

         "The Issuer will, as soon as possible following a written request by Smith Management with respect to the Common Shares, or the Farmout Stockholders with respect to the Underlying Common Shares,"

     and replacing the deleted language with following:

         "The Issuer will, as soon as possible following a written request by the Farmout Stockholders with respect to the Common Shares, or Smith Management with respect to the Underlying Common Shares,".

     2. The Issuer hereby consents to (x) the assignment of the Farmout Shareholders' Rights under the Registration Rights Agreement to Lake Trust,
(y) the assignment of Lake Trust's Rights thereunder to EMC and (z) the assignment of EMC's rights thereunder to the Bank.

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     IN WITNESS WHEREOF, this Amendment has been executed as of January 27,
1997.

                                       INLAND RESOURCES, INC.


                                       By: /s/ Bill Pennington
                                          ------------------------------------
                                               Bill Pennington
                                               Vice-President

                                       PENGO SECURITIES CORP.


                                       By: /s/ David A. Persing
                                           ------------------------------------
                                               David A. Persing
                                               Senior Vice President


                                           /s/ Randall D. Smith
                                       ---------------------------------------
                                               Randall D. Smith, Individually



                                           /s/ Jeffrey A. Smith
                                       ---------------------------------------
                                               Jeffrey A. Smith, Individually



                                           /s/ John W. Adams
                                       ---------------------------------------
                                               John W. Adams, Individually

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